Exhibit 10.4

Notice of Grant of Performance-Based Shares (TSR)
[Name] [Address] [Address]

Subject to the terms and conditions of the 2010 Value Creation Rewards Plan (the “Plan”) and the Award Agreement, you have been granted an award of performance-based Restricted Stock, as follows:

Grant Date:	January 10, 2013
Number of Shares:	Your award consists of _____ Performance-Based Shares (TSR).
Vesting Schedule:	Your Performance-Based Shares (TSR) will vest on the third anniversary of the Grant Date.
Settlement:	You will have the option to settle your Award by receiving (a) the Shares underlying your vested Performance-Based Shares (TSR), or (b) cash.

This Notice of Grant describes your Award and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:

•	Read the Plan carefully to ensure you understand how the Plan works; and

•	Read this Notice of Grant and corresponding Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it.

You may contact ___________ by telephone (____________) or email (_______________) if you have any questions about your Award or the Award Agreement.

Notice of Grant of Performance-Based Shares (ROIC)
[Name] [Address] [Address]

Subject to the terms and conditions of the 2010 Value Creation Rewards Plan (the “Plan”) and the Award Agreement, you have been granted an award of performance-based Restricted Stock, as follows:

Grant Date:	January 10, 2013
Number of Shares:	Your award consists of _____ Performance-Based Shares (ROIC).
Vesting Schedule:	Your Performance-Based Shares (ROIC) will vest on the third anniversary of the Grant Date.
Settlement:	Your Award will be settled in Shares.

This Notice of Grant describes your Award and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:

•	Read the Plan carefully to ensure you understand how the Plan works; and

•	Read this Notice of Grant and corresponding Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it.

You may contact ___________ by telephone (____________) or email (_______________) if you have any questions about your Award or the Award Agreement.

Notice of Grant of Time-Based Restricted Stock
[Name] [Address] [Address]

Subject to the terms and conditions of the 2010 Value Creation Rewards Plan (the “Plan”) and the Award Agreement, you have been granted an award of Restricted Stock, as follows:

Grant Date:	January 10, 2013
Number of Shares:	Your award consists of _____ Shares of Restricted Stock.
Vesting Schedule:	Your Restricted Stock will vest on the third anniversary of the Grant Date.
Settlement:	If the restrictions on your Restricted Stock lapse, your Restricted Stock will be settled automatically.

This Notice of Grant describes your Award and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:

•	Read the Plan carefully to ensure you understand how the Plan works; and

•	Read this Notice of Grant and corresponding Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it.

You may contact ___________ by telephone (____________) or email (_______________) if you have any questions about your Award or the Award Agreement.

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